Exhibit 99.1

TCF Financial Corporation

Third Quarter 2006 Investor Presentation

The leader in convenience banking

1.)                                  Corporate Profile

At September 30, 2006

•                                          $14.3 billion financial holding company headquartered in Minnesota

•                                          43rd largest1 U.S. based bank by asset size

•                                          36th largest1 based on market cap

•                                          459 bank branches, 141 branches opened since January 1, 2001

•                                          22nd largest branch network2

•                                          1,720 ATMs free to TCF customers; 1,216 off-site

•                                          11th largest issuer of VISA® Classic debit cards3

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.4

•                                          ROA5 1.83%;  ROE5 26.04%;  ROTE5,6 31.06%

•                                          1,673,680 checking accounts

1  Source:  CapitalBridge; 6/30/06

2  Source: SNL Financial, LC; 3Q06

3  Source: VISA; 2Q06; ranked by sales volume

4  Source: Equipment Leasing Association; 7/06

5   Annualized

6  Excludes the impact of intangibles (see reconciliation slide in the appendix)

2.)                                  Corporate Profile

•                                          Bank branches located in six states

	At 9/30/06	At 1/1/01
Traditional	190	132
Supermarket	257	213
Campus	12	7
Total	459	352

	At 9/30/06	At 1/1/01
Minnesota	107	84
Illinois	203	167
Michigan	63	56
Colorado	44	12
Wisconsin	36	32
Indiana	6	1
Total	459	352

3.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,720 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Phone banking

•                                          TCF Totally Free OnlineSM banking

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Arizona

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  Share Repurchase Program

•                                          Repurchased 3.4 million shares of common stock during the first nine months of 2006 at an average cost of $25.71 per share

•                                          At 9/30/06, 3.3 million shares remain available to purchase under board authorizations

6.)                                  Return of Net Income to Stockholders

($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2002	$232.9	$86.5	$148.0	$234.5	101%
2003	215.9	93.0	150.4	243.4	113
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006[1]	191.2	91.3	87.4	178.7	93

Total	$1,160.1	$489.3	$595.4	$1,084.7	94%

1                    Year-to-date

7.)                                  Consumer Home Equity Lending +15%*

($ millions)

	12/02	12/03	12/04	12/05	9/06

Total	$2,955	$3,588	$4,382	$5,149	$5,739

*                 Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At September 30, 2006

•                                          78% amortizing loans, 22% lines of credit

•                                          64% are 1st mortgages, 36% are 2nd mortgages

•                                          73% fixed rate and 27% variable rate (prime based)

•                                          Average home value of $236,1581

•                                          Yield 7.45%

•                                          Over-30-day delinquency rate .44%2

•                                          Net charge-offs: 2006 = .10%3, 2005 = .10%, 2004 = .09%

•                                          Average FICO score 721

1                    Based on most recent appraisal values known to TCF

2                    Excludes non-accrual loans

3                    Annualized

9.)                                  Commercial Lending +11%*

($ millions)

	12/02	12/03	12/04	12/05	9/06

Commercial Business	$440.1	$427.7	$424.1	$435.2	$546.5
Commercial Real Estate	1,835.8	1,916.7	2,154.4	2,297.5	2,414.1

Total	$2,276	$2,344	$2,579	$2,733	$2,961

*                 Twelve-month growth rate

10.)                           Commercial Loans

At September 30, 2006

•                                          Commercial real estate

•                                          24% retail services

•                                          23% apartment loans

•                                          18% office buildings

•                                          Commercial business -- $547 million

•                                          Yield 6.88%

•                                          Over-30-day delinquency rate .17%1

•                                          Net charge-offs/(recoveries): 2006 = .02%2, 2005 = (.08)% , 2004 = .03%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 94% TCF Markets, 6% Other

1                    Excludes non-accrual loans

2                    Annualized

11.)                           Leasing and Equipment Finance1 +24%*

($ millions)

	12/02	12/03	12/04	12/05	9/06

Leasing and Equipment Finance	$1,047	$1,162	$1,389	$1,560	$1,808

1                    Includes operating leases

*                 Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At September 30, 2006

•                                          37th largest equipment finance/leasing company in the U.S.1

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.2

•                                          Equipment type

•                                          35% manufacturing and construction

•                                          18% specialty vehicle

•                                          14% medical

•                                          13% technology and data processing

•                                          20% other

•                                          Yield 7.68%

•                                          YTD originations: 2006 = $777.0 million, 2005= $574.8 million

•                                          Uninstalled backlog of $282.1 million; up $33 million from year-end 2005

•                                          Over-30-day delinquency rate .51%3

•                                          Net charge-offs: 2006 = .27%4, 2005 = 1.50%5, 2004 = .43%

1                    Source: Equipment Leasing Association; 6/06

2                    Source: Equipment Leasing Association; 7/06

3                    Excludes non-accrual loans and leases

4                    Annualized

5                    Net charge-offs excluding leveraged lease were .18%

13.)                           Allowance for Loan & Lease Losses

($ millions)

	12/02		12/03		12/04		12/05		9/06

Allowance for Loan & Lease Losses	$77.0		$76.6		$79.9		$60.4		$59.7
Net Charge-offs (NCO)	$20.0		$12.9		$9.5		$24.5		$8.2

As a % of Loans & Leases:
Allowance	.95%		.92%		.85%		.59%		.54%
NCO	.25%		.16%		.11%		.25%[1]		.10%[2]
Coverage Ratio	3.8	X	5.9	X	8.4	X	2.5	X	5.4	X2

1                    Net charge-offs excluding leveraged lease were .06%

2                    Annualized

14.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/02	12/03	12/04	12/05	9/06

Delinquencies	.57%	.47%	.37%	.43%	.45%

Delinquencies	$46.3	$38.7	$34.4	$43.6	$49.7

1                    Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

($ millions)

	12/02	12/03	12/04	12/05	9/06

Non-Accrual Loans and Leases	$43.6	$35.4	$46.9	$29.7	$27.2
Real Estate Owned	26.6	33.5	17.2	17.7	27.9
Total	$70.2	$68.9	$64.1	$47.4	$55.1

Reserves/NAs:	176%	216%	170%	204%	219%
NPAs/Assets:	.58%	.61%	.52%	.35%	.39%

16.)                           Checking Accounts +6%*

(000s)

	12/02	12/03	12/04	12/05	9/06

Supermarket Branches	549	608	652	678	700
Traditional & Campus Branches	789	836	883	925	974

Total	1,338	1,444	1,535	1,603	1,674

*                 Year-to-date growth rate (annualized)

17.)                           Banking Fees and Other Revenue1 +6%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$72.7	$82.1	$87.7	$88.2	$94.4
Second Quarter	84.7	92.8	104.5	100.1	106.7
Third Quarter	87.7	94.3	103.0	104.7	108.3
Fourth Quarter	91.3	90.8	99.1	101.1	-

Total	$336	$360	$394	$394	$309

1                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*                 Year-to-date growth rate (‘06 vs. ‘05)

18.)                           Retail Checking Deposits +3%*

($ millions)

	12/02	12/03	12/04	12/05	9/06

Supermarket Branches	$695	$829	$1,000	$1,125	$1,145
Traditional & Campus Branches	1,903	2,146	2,565	2,815	2,850

Total	$2,598	$2,975	$3,565	$3,940	$3,995

Average Rate:	.05%	.01%	.22%	.74%	.87%

*                 Twelve-month growth rate

19.)                           Total Deposits +11%*

Quarterly Average Balances

($ millions)

	9/30/06	9/30/05
Non-interest bearing checking	$2,300	$2,366
Premier checking	1,022	695
Other int. bearing checking	841	1,004
Subtotal	4,163	4,065
Premier savings	943	437
Other savings	1,359	1,649
Subtotal	2,302	2,086
Money market	610	632
Certificates	2,431	1,771
Total	$9,506	$8,554

Average Rate:	2.22%	1.23%

*   Annual growth rate

20.)                           Premier Checking & Savings Deposits + 74%*

Quarterly Average Balances

($ 000s)

	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06

Premier Savings	$437	$640	$780	$856	$943
Premier Checking	695	828	938	1,001	1,022
Total	$1,132	$1,468	$1,718	$1,857	$1,965

Average Rate:	2.87%	3.27%	3.38%	3.57%	3.77%

1-month LIBOR spread	(.73)	(.90)	(1.23)	(1.52)	(1.58)

*Twelve-month growth rate

21.)                           Card Revenue +17%*

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$10.2	$13.2	$13.5	$17.6	$21.3
Second Quarter	11.8	14.8	16.0	19.8	22.9
Third Quarter	12.1	12.9	16.3	21.0	24.4
Fourth Quarter	13.1	12.1	17.7	21.4	-

Total	$47.2	$53.0	$63.5	$79.8	$68.6

Sales Volume:	$3,216	$3,899	$4,735	$5,673	$4,778	[1]

Avg. Off-line Interchange Rate:	1.55%	1.43%	1.40%	1.43%	1.46%[1]

*                 Year-to-date growth rate (‘06 vs. ‘05)

1                    Year-to-date

22.)                           Card Revenue

•                                          11th largest issuer of VISA® Classic debit cards1

•                                          15th largest issuer of VISA® Commercial debit cards1

•                                          20th largest overall issuer of VISA® cards1

•                                          13% increase in sales volume2

•                                          Number of active accounts up 38,600, or 5%2, to 807,994

•                                          16.5 transactions per month on active cards, up 7%2

1   Source: VISA; 2Q06; ranked by sales volume

2  3Q06 vs. 3Q05

23.)                           Small Business Checking Deposits

($ millions)

	12/02	12/03	12/04	12/05	9/06

Small Business Checking Deposits	$380	$461	$546	$607	$624

# of Accounts	91,385	102,557	113,605	122,956	132,288

24.)                           Small Business Services and Products

At September 30, 2006

•                                          $624 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          100,139 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business Check CardSM loyalty program in April 2005

•                                          TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

25.)                           Total New Branches

Branches opened since January 1, 2001

	12/01	12/02	12/03	12/04	12/05	9/06	12/06 Projected

Supermarket Branches	20	35	40	51	58	63	63
Traditional and Campus Branches	5	17	31	50	71	78	86
Total	25	52	71	101	129	141	149
# of Branches Opened	27	27	19	30	28	12	20
Percent of Total	7%	13%	18%	23%	28%	31%	33%

26.)                           New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(386)	$(103)	$(5)	$182	$237	$355	$417	$450	$556	$645

Traditional branch capital expenditure $3.5 million

1       Includes deposits and consumer lending

27.)                           New Branch Total Deposits +55%*

Branches opened since January 1, 2001

($ millions)

	12/01	12/02	12/03	12/04	12/05	9/06

Deposits	$24	$142	$238	$442	$980	$1,314

*      Twelve-month growth rate

28.)                           New Branch Total Checking Accounts +31%*

Branches opened since January 1, 2001

(000s)

	12/01	12/02	12/03	12/04	12/05	9/06

Checking Accounts	29	60	103	158	214	269

*      Twelve-month growth rate

29.)                           New Branch Banking Fees & Other Revenue1 +27%*

Branches opened since January 1, 2001

($ millions)

	2001	2002	2003	2004	2005	2006

First Quarter	$-	$1.1	$3.1	$6.3	$10.9	$15.4
Second Quarter	.1	1.7	4.2	9.9	13.8	18.6
Third Quarter	.3	2.1	4.9	10.6	15.0	19.1
Fourth Quarter	.8	2.9	5.5	11.2	15.3	-

Total	$1.2	$7.8	$17.7	$38.0	$55.0	$53.1

1       Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*      Twelve-month growth rate

30.)                           New Branch Consumer Loans +47%*

Branches opened since January 1, 2001

($ millions)

	12/01	12/02	12/03	12/04	12/05	9/06

Consumer Loans	$9	$62	$156	$305	$459	$605

*      Twelve-month growth rate

31.)                           Campus Banking

At September 30, 2006

•                                          Alliances with the University of Minnesota and the University of Michigan plus nine other colleges, including the latest agreements with DePaul University in Chicago, Milwaukee Area Technical College and Northern Michigan University

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          Ranked 6th largest in number of campus card banking relationships in the U.S.1

•                                          105,147 total checking accounts

•                                          $212.1 million in total deposits

1       Source: CR80News 2006 Banking Partner Survey

32.)                           New Products and Services

•                                          TCF Visa® Gift Cards

•                                          Merchant Gift Cards

•                                          TCF MILES PLUSSM Card Loyalty Programs

•                                          Premier (Retail)

•                                          Small Business

•                                          TCF Check CashingSM and Money Transfers

•                                          Electronic Statement Delivery

•                                          TCF Express Check Conversion

•                                          TCF Express Remote Deposit

•                                          Medical Equipment Leasing

33.)                           Financial Highlights

34.)                           Dividend History

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.69	[2]

Dividend Payout Ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%	45%

10-year compounded annual growth rate of 18% is the 4th highest among the 50 largest banks in the country1

1       Source:  CapitalBridge

2       Year-to-date

35.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2006	2005	Change
Net Interest Income	$401.6	$388.4	3.4%
Fees & Other Revenue:
Banking	309.4	292.9	5.6
Other	61.2	49.7	23.1
Total Fees and Other Revenue	370.6	342.6	8.2
Gains on Sales of Securities	-	10.7	(100.0)
Total Non-Interest Income	370.6	353.3	4.9
Total Revenue	772.2	741.7	4.1
Provision for Credit Losses	7.5	1.4	N.M.
Non-Interest Expense	486.7	452.1	7.7
Net Income	191.2	199.6	(4.2)

Diluted EPS	$1.48	$1.50
ROA[1]	1.83%	2.11%
ROE[1]	26.04%	28.32%
ROTE[1,2]	31.06%	34.11%

1  Annualized

2  Excludes the impact of intangibles (see reconciliation slide in the appendix)

N.M. Not Meaningful.

36.)         Significant Financial Items

($ 000s)

	Year-to-date
	2006	2005	Change
Mortgage-backed Securities Gains	$-	$10,671	$(10,671)
Land and Building Sales	4,188	10,069	(5,881)
Sale of Mortgage Servicing Rights	1,601	-	1,601
Total Asset Sale Gains	5,789	20,740	(14,951)

Commercial Loan Recovery	-	3,322	(3,322)
Total, pre-tax	$5,789	$24,062	$(18,273)

Favorable Tax Adjustments	$5,295	$5,201	$94

Total, after-tax	$9,167	$21,430	$(12,263)

Impact on Diluted EPS	$.07	$.16	$(.09)

37.)         Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2006
	Balance	Net Income	%
Commercial Banking	$2,878	$18,741	10%
Consumer Lending	5,450	36,594	19
Leasing and Equipment Finance	1,622	25,694	13
Total Power Assets®	$9,950	81,029	42

Traditional and Campus Branches (202)	$7,319	63,314	33
Supermarket Branches (257)	2,049	27,380	14
Total Power Liabilities®	$9,368	90,694	47
Total Power Assets & Liabilities		171,723	89
Equity and other		19,487	11
Net Income		$191,210	100%

38.)         Return to Stockholders1 + 17%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
9/86	$92.52	$88.55	$99.94
9/87	$83.16	$112.29	$135.41
9/88	$80.21	$109.09	$118.66
9/89	$121.00	$144.45	$157.82
9/90	$52.84	$87.76	$143.24
9/91	$156.33	$150.84	$187.88
9/92	$215.55	$192.09	$208.64
9/93	$349.94	$242.52	$235.77
9/94	$356.48	$241.10	$244.46
9/95	$541.33	$317.76	$317.17
9/96	$713.82	$413.57	$381.66
9/97	$1,130.44	$657.10	$536.03
9/98	$783.86	$721.98	$584.52
9/99	$1,157.72	$746.29	$747.04
9/00	$1,572.70	$897.91	$846.28
9/01	$1,970.22	$851.99	$620.99
9/02	$1,853.49	$805.72	$493.78
9/03	$2,162.53	$1,041.02	$614.24
9/04	$2,806.94	$1,190.35	$699.45
9/05	$2,552.53	$1,215.02	$785.15
9/06	$2,596.58	$1,463.11	$869.87

1  Assumes $100 invested June 18, 1986 with dividends reinvested

*  Annualized return since June 18, 1986

Source:  SNL Financial, LC and S&P

39.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; changes in regulatory analysis or requirements related to the adequacy of the Allowance for Loan and Leases Losses; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

40.)         NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year Ending	Stock Price	Dividends Paid
12/95	$8.28	$.15
12/96	$10.88	$.18
12/97	$16.97	$.23
12/98	$12.09	$.31
12/99	$12.44	$.36
12/00	$22.28	$.41
12/01	$23.99	$.50
12/02	$21.85	$.58
12/03	$25.68	$.65
12/04	$32.14	$.75
12/05	$27.14	$.85
9/06	$26.29	$.92	*

*  Annualized

41.)         Appendix

42.)         Diluted EPS

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006[1]

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.48

1  Year-to-date

43.)         Net Income

($ millions)

	2002	2003	2004	2005	2006[1]

First Quarter	$56.3	$60.1	$60.7	$63.5	$58.2
Second Quarter	58.0	60.3	65.2	70.6	67.1
Third Quarter	58.9	36.0	61.7	65.5	65.9
Fourth Quarter	59.8	59.5	67.4	65.5	-

Total	$233	$216	$255	$265	$191

1  Year-to-date

44.)         Net Interest Income

($ millions)

	2002	2003	2004	2005	2006

First Quarter	$124.5	$122.4	$118.4	$129.1	$131.2
Second Quarter	124.3	119.8	122.4	131.3	135.4
Third Quarter	123.8	119.9	124.5	128.1	135.0
Fourth Quarter	126.6	119.1	126.5	129.3	-

Total	$499	$481	$492	$518	$402

Net Interest Margin:	4.71%	4.54%	4.54%	4.46%	4.19%[1]

1  Year-to-date (annualized)

45.)         Risk-Based Capital

($ millions)

	12/02	12/03	12/04	12/05	9/06

Actual	$851	$842	$959	$1,050	$1,163
Well Capitalized Requirement	$777	$785	$881	$983	$1,038

Tier 1:	9.96%	9.75%	9.12%	8.79%	8.69%
Total:	10.95%	10.73%	10.88%	10.68%	11.20%
Target (10.6%):	$832	$824	$934	$1,042	$1,101
Excess RBC:	$74	$57	$77	$67	$124
Excess Over Target:	$19	$18	$25	$8	$62

46.)         TCF NIM vs. Top 50 Banks1

(Percent)

	TCF	Top 50 Banks[1]
2Q01	4.40	3.87
3Q01	4.55	3.87
4Q01	4.74	3.85
1Q02	4.83	4.09
2Q02	4.76	3.93
3Q02	4.68	4.06
4Q02	4.59	3.90
1Q03	4.45	3.80
2Q03	4.45	3.64
3Q03	4.57	3.72
4Q03	4.68	3.70
1Q04	4.52	3.56
2Q04	4.53	3.53
3Q04	4.56	3.53
4Q04	4.56	3.54
1Q05	4.56	3.56
2Q05	4.53	3.56
3Q05	4.43	3.53
4Q05	4.31	3.50
1Q06	4.25	3.50
2Q06	4.22	3.46

	2Q01		2Q06		Change

TCF	4.40%		4.22%		(18	) bps
Top 50 Banks[1]	3.87%		3.46%		(41	) bps
Difference	53	bps	76	bps	23	bps

1   Source: CapitalBridge

47.)         One Year Interest Rate Gap

($ millions)

	12/02	12/03	12/04	12/05	9/06

Adjusted Gap	$1,110	$161	$585	$318	$(661)

% of Total Assets	9.1%	1.0%	4.7%	2.4%	(4.6)%

48.)         Power Asset Geographic Profile

($ millions)

		Commercial
	Consumer	Real Estate	Leasing &
	Home Equity	& Commercial	Equipment
At September 30, 2006:	& Other	Business	Finance	Total
Minnesota	$2,270	$798	$69	$3,137
Illinois	1,679	609	60	2,348
Michigan	1,019	838	85	1,942
Wisconsin	493	451	39	983
Colorado	260	40	37	337
Indiana	16	28	35	79
Other	44	197	1,412	1,653
Total	$5,781	$2,961	$1,737	$10,479

49.)         Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change
			Inc./(Dec.)
	9/30/06	9/30/05	$		%
Consumer Home Equity:
Variable-rate	$1,585	$2,393	$(808)		(34)%
Yield	8.91%	7.22%	169	bps

Fixed-rate	$4,028	$2,455	$1,573		64%
Yield	6.87%	6.68%	19	bps

Commercial:
Variable-rate	$1,113	$1,170	$(57)		(5)%
Yield	7.84%	6.20%	164	bps

Fixed- and adjustable-rate	$1,842	$1,484	$358		24%
Yield	6.29%	6.14%	15	bps

50.)         Customer Payment Activity

Transaction Volume

(millions)

			% Increase/
	YTD 3Q06	YTD3Q05	Decrease
Checks	70.1	80.1	(12.5)%
ACH	25.9	21.3	21.5%
ATM	24.8	25.2	(1.5)%
Debit Card Purchases	131.0	115.0	13.9%

51.)         Net Charge-Offs by Business Line

					YTD[1]
	2002	2003	2004	2005	2006
Consumer	.15%	.10%	.08%	.11%	.11%
Commercial real estate	.12	.07	.02	-	.01
Commercial business	1.35	.18	.04	(.51)	.08
Leasing and equipment finance[2]	.80	.69	.43	1.50	.27
Residential real estate	-	.01	.01	.01	.02
Total	.25	.16	.11	.25	.10

1   Annualized

2   NCO’s excluding leveraged lease were .18% for 2005

52.)         Reconciliation of GAAP to Non-GAAP Measures1

($ 000s)

	Year-to-date
	2006	2005
Computation of Return on Equity (ROE):
Net income, as reported	$191,210	$199,592
Average stockholders’ equity, as reported	$978,883	$939,586

Return on equity	26.04%	28.32%

Computation of Return on Tangible Equity (ROTE):
Net income	$191,210	$199,592
Amortization of deposit based intangibles, net of any related tax effect	794	796
Net income, adjusted	$192,004	$200,388

Average stockholders’ equity	$978,883	$939,586
Average goodwill	152,599	152,599
Average deposit base intangible	1,967	3,617
Average tangible equity	$824,317	$783,370

Return on tangible equity (ROTE)	31.06%	34.11%

1                         In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet. This allows management to review core operating results and core capital position of the Company. This is consistent with the treatment by bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common shareholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing and businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.